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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   MAY 7, 2003
DATE OF EARLIEST EVENT REPORTED:  APRIL 30, 2003

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                     001-15395                   52-2187059
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
  incorporation or                                               Number)
    organization)

                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (212) 827-8000

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibit
               -------

          The following transcript of Martha Stewart Living Omnimedia, Inc.'s April 30, 2003 earnings conference call is included as an exhibit to this report furnished pursuant to Item 12:

          Exhibit 99.1 Martha Stewart Living Omnimedia, Inc. Transcript of April 30, 2003 Earnings Conference Call.

Item 9.   Regulation FD Disclosure.
          ------------------------

     This information (including the exhibit hereto), furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item
12. Disclosure of Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission (the "Commission") in Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, this information (including the exhibit hereto) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

     On April 30, 2003, the Registrant held an earnings conference call relating to its financial results for the first quarter of 2003. The full transcript of the call is attached hereto as Exhibit 99.1 to this report.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: May 7, 2003


                                   MARTHA STEWART LIVING OMNIMEDIA, INC.


                                   By:       /s/  James Follo
                                      -----------------------------------
                                       James Follo
                                       Executive Vice President, Chief
                                       Financial Officer

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                             Index of Exhibits
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Exhibit No.                     Description
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99.1         Martha Stewart Living Omnimedia, Inc. - Transcript of April 30,
             2003 Earnings Conference Call.